Exhibit 10.17

AMENDMENT AND RATIFICATION OF MINING LEASE

This Amendment and Ratification of Mining Lease ("Amendment'') is entered into by and between FAIRVIEW LAND CORP., a Colorado corporation, whose principal office address is 3060 Brighton Boulevard, Denver, Colorado 80216 ("Fairview") and WILDCAT MINING CORPORATION, a Nevada corporation, whose principal office address is 3643 Baker Street, San Diego, California 92117 ("Wildcat") (collectively, the "Parties”), effective the 1st day of June, 2006 ("Effective Date").

WHERES, the parties entered into a Mining Lease dated June 1, 2006, evidenced by the Memorandum of Mining Lease and Amendment recorded on August 11, 2008, at Reception No. 981765, of the records of LaPlata County, Colorado ("Mining Lease"); and

WHEREAS, the Parties desire to ratify and amend the terms of the Mining Lease insofar and only insofar as those terms concern (i) the signatories thereto and (ii) the use of access easements and rights-of-way by Wildcat which touch, cross, pass over, or otherwise concern the lands and Mining Properties as defined in the Mining Lease.

NOW THEREFORE, in consideration of the mutual covenants and promises recited herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1.           RATIFICATION. The Parties hereby ratify, confirm, and accept all terms and provisions of the Mining Lease, the Schedules thereto, the term thereof, and the lands covered thereby, and agree, on their behalf, and on behalf of their respective predecessors, successors, assigns, executors, officers, members, directors, agents, and representatives to be legally bound thereby.

2.           AMENDMENT OF SIGNATORIES. The Parties acknowledge ministerial errors in the names of the signatory parties to the Mining Lease, and Fairview and Wildcat hereby ratify, confirm, and accept all terms and provisions of the Mining Lease as if they had personally executed the same in their proper corporate names.

3.           AMENDMENT OF LESSEE'S ACCESS. Fairview hereby lets and leases to Wildcat, subject to the terms and provisions of the Mining Lease, all easements, licenses, water and water rights and other rights and privileges now owned by Fairview, or which may be acquired in the future, which· touch, .pass, cross over, or otherwise concern the lands defined as the Mining Properties in the Mining Lease, and which may be used in connection with exploration, development, and mining on said Mining Properties. This amendment is intended by the Parties to extend to Wildcat the right to·use and possess, subject to the terms of the Mining Lease, all easements and rights-of-way which touch, pass, cross over, or otherwise concern the Mining Properties, including, without limitation, (i)·the Grant of Easement and Agreement dated April 3. 2008, recorded on April 18, 2008 at Reception No. 975396, of the records of LaPlata County, Colorado, between Fairview and Citco Properties, LLC and (ii) that certain proposed road, which may in the future be located over and across a portion of the Mining Properties located in the S/2 NW/4 and N/2 SW/4 of Section 28, Township 36 North, Range 11 West, 6th P.M.

4.           PARTIES INTENT. It is the express intent of the Parties that this Amendment shall not be deemed to have the effect of amending or otherwise altering the terms and provisions of the Mining Lease except as specifically set forth herein.

5.           COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Amendment.

THIS PORTION INTENTIONALLY LEFT BLANK
COUNTERPART EXECUTION
Amendment and Ratification of Mining Lease
by and between
Fairview Land Corp. and Wildcat Mining Corporation

/s/ David Tippit
David Tippet
President
Fairview Land Corp

STATE OF COLORADO

__________________________

The foregoing instrument was subscribed and sworn to before me by David Tippit, President, Fairview Land Corp., on this 12 day of May 2008.

Witness my hand and official seal.

{SEAL}

/s/ Wendy L. Haak
Notary Public
State of Colorado
My commission expires 09/29/2008

COUNTERPART EXECUTION
Amendment and Ratification of Mining Lease
by and between
Fairview Land Corp. and Wildcat Mining Corporation

/s/ J. Michael Clements
J. Michael Clements
President
Wildcat Mining Corporation

STATE OF CA

SAN DIEGO

The foregoing instrument was subscribed and sworn to before me by J. Michael Clements, President, Wildcat Mining Corporation, on this 25th day of April 2008.

Witness my hand and official seal.

{SEAL}

/s/ L.V. FISHMAN
Notary Public
State of CA
My commission expires: Sept 7 2011

SCHEDULE 1

A. PATENTED MINING CLAIMS

Name of Claim	Mineral Survey Number
Gilmore Lode	16985
May Day Lode	16985
Golden Rule Lode	16985
Hesperus Lode	16985
Pat Lode	16985
Kenton Lode	16985
Cimarron Lode	16985
Tunnel Lode	19078
Tram Lode	19078
Boston Lode	19078
Brooklyn Lode	20171
Golden Rule Lode	8824

All of the Lessors interest in N/2 SW/4 and S2 NW/4 of Sec. 28, T. S. R. 11 W., N.M.P.M. except that portion which is west of line 17-18 of the Golden Rule Placer MS 8824